Virtus Artificial Intelligence & Technology Opportunities Fund

Section 19(a) Notice

HARTFORD, CT, February 28, 2024 – Virtus Artificial Intelligence & Technology Opportunities Fund (NYSE: AIO) declared a distribution of $0.15 per share to shareholders of record at the close of business on February 12, 2024 (ex-date February 9, 2024).

The following table sets forth the estimated amounts of the most current distribution and the cumulative distributions paid this fiscal year-to-date from the following sources. All amounts are expressed based on U.S. generally accepted accounting principles which may differ from federal income tax regulations.

Distribution Estimates	February 2024 (MTD)		Fiscal Year-to-Date (YTD) (1)
(Sources)	Per Share Amount	Percentage of Current Distribution	Per Share Amount	Percentage of Current Distribution
Net Investment Income	$0.003	2.1%	$0.003	2.1%
Net Realized Short-Term Capital Gains	—	0.0%	—	0.0%
Net Realized Long-Term Capital Gains	—	0.0%	—	0.0%
Return of Capital (or other Capital Source)	0.147	97.9%	0.147	97.9%

Total Distribution	$0.150	100.0%	$0.150	100.0%

(1)	Fiscal year started February 1, 2024.

Information regarding the Fund’s performance and distribution rates is set forth below. Please note that all performance figures are based on the Fund’s net asset value (NAV) and not the market price of the Fund’s shares. Performance figures are not meant to represent individual shareholder performance.

January 31, 2024
Average Annual Total Return on NAV for the 5-year period (2)	12.32%
Annualized Current Distribution Rate (3)	8.73%
Fiscal YTD Cumulative Total Return on NAV (4)	13.56%
Fiscal YTD Cumulative Distribution Rate (5)	8.73%

(2)

Average Annual Total Return on NAV is the annual compound return for the five-year period. It reflects the change in the Fund’s NAV and reinvestment of all distributions. AIO incepted October 31, 2019, and thus returns represent inception to date returns.

(3)	Annualized Current Distribution Rate is the current distribution rate annualized as a percentage of the Fund’s NAV at month end.
(4)

Fiscal YTD Cumulative Total Return on NAV is the percentage change in the Fund’s NAV from the first day of the fiscal year to this month end, including distributions paid and assuming reinvestment of those distributions.

(5)	Fiscal YTD Cumulative Distribution Rate is the dollar value of distributions from the first day of the fiscal year to this month end as a percentage of the Fund’s NAV at month end.

Virtus Artificial Intelligence & Technology Opportunities Fund - 2

Under the terms of its Managed Distribution Plan, the Fund will seek to maintain a consistent distribution level that may be paid, in part or in full, from net investment income and realized capital gains, or a combination thereof. Shareholders should note, however, that if the Fund’s aggregate net investment income and net realized capital gains are less than the amount of the distribution level, the difference will be distributed from the Fund’s assets and will constitute a return of the shareholder’s capital. You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Managed Distribution Plan.

The Fund estimates that it has distributed more than its income and capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’.

The amounts and sources of distributions reported in this notice are estimates only and are not being provided for tax reporting purposes. The actual amounts and sources of the distributions for tax purposes will depend on the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund or your broker will send you a Form 1099-DIV for the calendar year that will tell you what distributions to report for federal income tax purposes.

For more information on Virtus Artificial Intelligence & Technology Opportunities Fund, contact shareholder services at (866) 270-7788, by email at closedendfunds@virtus.com, or through the Closed-End Funds section of virtus.com.

Cusip: 92838Y100

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Virtus Artificial Intelligence & Technology Opportunities Fund

Section 19(a) Notice

HARTFORD, CT, March 28, 2024 – Virtus Artificial Intelligence & Technology Opportunities Fund (NYSE: AIO) declared a distribution of $0.15 per share to shareholders of record at the close of business on March 11, 2024 (ex-date March 8, 2024).

The following table sets forth the estimated amounts of the most current distribution and the cumulative distributions paid this fiscal year-to-date from the following sources. All amounts are expressed based on U.S. generally accepted accounting principles which may differ from federal income tax regulations.

Distribution Estimates	March 2024 (MTD)		Fiscal Year-to-Date (YTD) (1)
(Sources)	Per Share Amount	Percentage of Current Distribution	Per Share Amount	Percentage of Current Distribution
Net Investment Income	$—	0.0%	$0.003	1.0%
Net Realized Short-Term Capital Gains	0.150	100.0%	0.150	50.0%
Net Realized Long-Term Capital Gains	—	0.0%	—	0.0%
Return of Capital (or other Capital Source)	—	0.0%	0.147	49.0%

Total Distribution	$0.150	100.0%	$0.300	100.0%

(1)	Fiscal year started February 1, 2024.

Information regarding the Fund’s performance and distribution rates is set forth below. Please note that all performance figures are based on the Fund’s net asset value (NAV) and not the market price of the Fund’s shares. Performance figures are not meant to represent individual shareholder performance.

February 29 2024
Average Annual Total Return on NAV for the 5-year period (2)	13.32%
Annualized Current Distribution Rate (3)	8.38%
Fiscal YTD Cumulative Total Return on NAV (4)	4.90%
Fiscal YTD Cumulative Distribution Rate (5)	0.70%

(2)

Average Annual Total Return on NAV is the annual compound return for the five-year period. It reflects the change in the Fund’s NAV and reinvestment of all distributions. AIO incepted October 31, 2019, and thus returns represent inception to date returns.

(3)	Annualized Current Distribution Rate is the current distribution rate annualized as a percentage of the Fund’s NAV at month end.
(4)

Fiscal YTD Cumulative Total Return on NAV is the percentage change in the Fund’s NAV from the first day of the fiscal year to this month end, including distributions paid and assuming reinvestment of those distributions.

(5)	Fiscal YTD Cumulative Distribution Rate is the dollar value of distributions from the first day of the fiscal year to this month end as a percentage of the Fund’s NAV at month end.

Virtus Artificial Intelligence & Technology Opportunities Fund - 2

Under the terms of its Managed Distribution Plan, the Fund will seek to maintain a consistent distribution level that may be paid, in part or in full, from net investment income and realized capital gains, or a combination thereof. Shareholders should note, however, that if the Fund’s aggregate net investment income and net realized capital gains are less than the amount of the distribution level, the difference will be distributed from the Fund’s assets and will constitute a return of the shareholder’s capital. You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Managed Distribution Plan.

The Fund estimates that it has distributed more than its income and capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’.

The amounts and sources of distributions reported in this notice are estimates only and are not being provided for tax reporting purposes. The actual amounts and sources of the distributions for tax purposes will depend on the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund or your broker will send you a Form 1099-DIV for the calendar year that will tell you what distributions to report for federal income tax purposes.

For more information on Virtus Artificial Intelligence & Technology Opportunities Fund, contact shareholder services at (866) 270-7788, by email at closedendfunds@virtus.com, or through the Closed-End Funds section of virtus.com.

Cusip: 92838Y100

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Virtus Artificial Intelligence & Technology Opportunities Fund

Section 19(a) Notice

HARTFORD, CT, April 29, 2024 – Virtus Artificial Intelligence & Technology Opportunities Fund (NYSE: AIO) declared a distribution of $0.15 per share to shareholders of record at the close of business on April 11, 2024 (ex-date April 10, 2024).

The following table sets forth the estimated amounts of the most current distribution and the cumulative distributions paid this fiscal year-to-date from the following sources. All amounts are expressed based on U.S. generally accepted accounting principles which may differ from federal income tax regulations.

Distribution Estimates	April 2024 (MTD)		Fiscal Year-to-Date (YTD) (1)
(Sources)	Per Share Amount	Percentage of Current Distribution	Per Share Amount	Percentage of Current Distribution
Net Investment Income	$—	0.0%	$0.003	0.7%
Net Realized Short-Term Capital Gains	0.150	100.0%	0.300	66.7%
Net Realized Long-Term Capital Gains	—	0.0%	—	0.0%
Return of Capital (or other Capital Source)	—	0.0%	0.147	32.6%

Total Distribution	$0.150	100.0%	$0.450	100.0%

(1)	Fiscal year started February 1, 2024.

Information regarding the Fund’s performance and distribution rates is set forth below. Please note that all performance figures are based on the Fund’s net asset value (NAV) and not the market price of the Fund’s shares. Performance figures are not meant to represent individual shareholder performance.

March 28, 2024
Average Annual Total Return on NAV for the 5-year period (2)	13.61%
Annualized Current Distribution Rate (3)	8.27%
Fiscal YTD Cumulative Total Return on NAV (4)	7.11%
Fiscal YTD Cumulative Distribution Rate (5)	1.38%

(2)

Average Annual Total Return on NAV is the annual compound return for the five-year period. It reflects the change in the Fund’s NAV and reinvestment of all distributions. AIO incepted October 31, 2019, and thus returns represent inception to date returns.

(3)	Annualized Current Distribution Rate is the current distribution rate annualized as a percentage of the Fund’s NAV at month end.
(4)

Fiscal YTD Cumulative Total Return on NAV is the percentage change in the Fund’s NAV from the first day of the fiscal year to this month end, including distributions paid and assuming reinvestment of those distributions.

(5)	Fiscal YTD Cumulative Distribution Rate is the dollar value of distributions from the first day of the fiscal year to this month end as a percentage of the Fund’s NAV at month end.

Virtus Artificial Intelligence & Technology Opportunities Fund - 2

Under the terms of its Managed Distribution Plan, the Fund will seek to maintain a consistent distribution level that may be paid, in part or in full, from net investment income and realized capital gains, or a combination thereof. Shareholders should note, however, that if the Fund’s aggregate net investment income and net realized capital gains are less than the amount of the distribution level, the difference will be distributed from the Fund’s assets and will constitute a return of the shareholder’s capital. You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Managed Distribution Plan.

The Fund estimates that it has distributed more than its income and capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’.

The amounts and sources of distributions reported in this notice are estimates only and are not being provided for tax reporting purposes. The actual amounts and sources of the distributions for tax purposes will depend on the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund or your broker will send you a Form 1099-DIV for the calendar year that will tell you what distributions to report for federal income tax purposes.

For more information on Virtus Artificial Intelligence & Technology Opportunities Fund, contact shareholder services at (866) 270-7788, by email at closedendfunds@virtus.com, or through the Closed-End Funds section of virtus.com.

Cusip: 92838Y100

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Virtus Artificial Intelligence & Technology Opportunities Fund

Section 19(a) Notice

HARTFORD, CT, May 30, 2024 – Virtus Artificial Intelligence & Technology Opportunities Fund (NYSE: AIO) declared a distribution of $0.15 per share to shareholders of record at the close of business on May 13, 2024 (ex-date May 10, 2024).

The following table sets forth the estimated amounts of the most current distribution and the cumulative distributions paid this fiscal year-to-date from the following sources. All amounts are expressed based on U.S. generally accepted accounting principles which may differ from federal income tax regulations.

Distribution Estimates	May 2024 (MTD)		Fiscal Year-to-Date (YTD) (1)
(Sources)	Per Share Amount	Percentage of Current Distribution	Per Share Amount	Percentage of Current Distribution
Net Investment Income	$—	0.0%	$0.003	0.5%
Net Realized Short-Term Capital Gains	0.051	33.7%	0.351	58.4%
Net Realized Long-Term Capital Gains	0.099	66.3%	0.099	16.6%
Return of Capital (or other Capital Source)	—	0.0%	0.147	24.5%

Total Distribution	$0.150	100.0%	$0.600	100.0%

(1)	Fiscal year started February 1, 2024.

Information regarding the Fund’s performance and distribution rates is set forth below. Please note that all performance figures are based on the Fund’s net asset value (NAV) and not the market price of the Fund’s shares. Performance figures are not meant to represent individual shareholder performance.

April 30, 2024
Average Annual Total Return on NAV for the 5-year period (2)	12.50%
Annualized Current Distribution Rate (3)	8.60%
Fiscal YTD Cumulative Total Return on NAV (4)	3.65%
Fiscal YTD Cumulative Distribution Rate (5)	2.15%

(2)

Average Annual Total Return on NAV is the annual compound return for the five-year period. It reflects the change in the Fund’s NAV and reinvestment of all distributions. AIO incepted October 31, 2019, and thus returns represent inception to date returns.

(3)	Annualized Current Distribution Rate is the current distribution rate annualized as a percentage of the Fund’s NAV at month end.
(4)

Fiscal YTD Cumulative Total Return on NAV is the percentage change in the Fund’s NAV from the first day of the fiscal year to this month end, including distributions paid and assuming reinvestment of those distributions.

(5)	Fiscal YTD Cumulative Distribution Rate is the dollar value of distributions from the first day of the fiscal year to this month end as a percentage of the Fund’s NAV at month end.

Virtus Artificial Intelligence & Technology Opportunities Fund - 2

Under the terms of its Managed Distribution Plan, the Fund will seek to maintain a consistent distribution level that may be paid, in part or in full, from net investment income and realized capital gains, or a combination thereof. Shareholders should note, however, that if the Fund’s aggregate net investment income and net realized capital gains are less than the amount of the distribution level, the difference will be distributed from the Fund’s assets and will constitute a return of the shareholder’s capital. You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Managed Distribution Plan.

The Fund estimates that it has distributed more than its income and capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’.

The amounts and sources of distributions reported in this notice are estimates only and are not being provided for tax reporting purposes. The actual amounts and sources of the distributions for tax purposes will depend on the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund or your broker will send you a Form 1099-DIV for the calendar year that will tell you what distributions to report for federal income tax purposes.

For more information on Virtus Artificial Intelligence & Technology Opportunities Fund, contact shareholder services at (866) 270-7788, by email at closedendfunds@virtus.com, or through the Closed-End Funds section of virtus.com.

Cusip: 92838Y100

# # #

Virtus Artificial Intelligence & Technology Opportunities Fund

Section 19(a) Notice

HARTFORD, CT, June 27, 2024 – Virtus Artificial Intelligence & Technology Opportunities Fund (NYSE: AIO) declared a distribution of $0.15 per share to shareholders of record at the close of business on June 13, 2024 (ex-date June 13, 2024).

The following table sets forth the estimated amounts of the most current distribution and the cumulative distributions paid this fiscal year-to-date from the following sources. All amounts are expressed based on U.S. generally accepted accounting principles which may differ from federal income tax regulations.

Distribution Estimates	June 2024 (MTD)		Fiscal Year-to-Date (YTD) (1)
(Sources)	Per Share Amount	Percentage of Current Distribution	Per Share Amount	Percentage of Current Distribution
Net Investment Income	$—	0.0%	$0.003	0.4%
Net Realized Short-Term Capital Gains	0.082	54.9%	0.433	57.7%
Net Realized Long-Term Capital Gains	0.068	45.1%	0.167	22.3%
Return of Capital (or other Capital Source)	—	0.0%	0.147	19.6%

Total Distribution	$0.150	100.0%	$0.750	100.0%

(1)	Fiscal year started February 1, 2024.

Information regarding the Fund’s performance and distribution rates is set forth below. Please note that all performance figures are based on the Fund’s net asset value (NAV) and not the market price of the Fund’s shares. Performance figures are not meant to represent individual shareholder performance.

May 31, 2024
Average Annual Total Return on NAV for the 5-year period (2)	12.96%
Annualized Current Distribution Rate (3)	8.42%
Fiscal YTD Cumulative Total Return on NAV (4)	6.67%
Fiscal YTD Cumulative Distribution Rate (5)	2.81%

(2)

Average Annual Total Return on NAV is the annual compound return for the five-year period. It reflects the change in the Fund’s NAV and reinvestment of all distributions. AIO incepted October 31, 2019, and thus returns represent inception to date returns.

(3)	Annualized Current Distribution Rate is the current distribution rate annualized as a percentage of the Fund’s NAV at month end.
(4)

Fiscal YTD Cumulative Total Return on NAV is the percentage change in the Fund’s NAV from the first day of the fiscal year to this month end, including distributions paid and assuming reinvestment of those distributions.

(5)	Fiscal YTD Cumulative Distribution Rate is the dollar value of distributions from the first day of the fiscal year to this month end as a percentage of the Fund’s NAV at month end.

Virtus Artificial Intelligence & Technology Opportunities Fund - 2

Under the terms of its Managed Distribution Plan, the Fund will seek to maintain a consistent distribution level that may be paid, in part or in full, from net investment income and realized capital gains, or a combination thereof. Shareholders should note, however, that if the Fund’s aggregate net investment income and net realized capital gains are less than the amount of the distribution level, the difference will be distributed from the Fund’s assets and will constitute a return of the shareholder’s capital. You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Managed Distribution Plan.

The Fund estimates that it has distributed more than its income and capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’.

The amounts and sources of distributions reported in this notice are estimates only and are not being provided for tax reporting purposes. The actual amounts and sources of the distributions for tax purposes will depend on the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund or your broker will send you a Form 1099-DIV for the calendar year that will tell you what distributions to report for federal income tax purposes.

For more information on Virtus Artificial Intelligence & Technology Opportunities Fund, contact shareholder services at (866) 270-7788, by email at closedendfunds@virtus.com, or through the Closed-End Funds section of virtus.com.

Cusip: 92838Y100

# # #

Virtus Artificial Intelligence & Technology Opportunities Fund

Section 19(a) Notice

HARTFORD, CT, July 30, 2024 – Virtus Artificial Intelligence & Technology Opportunities Fund (NYSE: AIO) declared a distribution of $0.15 per share to shareholders of record at the close of business on July 11, 2024 (ex-date July 11, 2024).

The following table sets forth the estimated amounts of the most current distribution and the cumulative distributions paid this fiscal year-to-date from the following sources. All amounts are expressed based on U.S. generally accepted accounting principles which may differ from federal income tax regulations.

Distribution Estimates	July 2024 (MTD)		Fiscal Year-to-Date (YTD) (1)
(Sources)	Per Share Amount	Percentage of Current Distribution	Per Share Amount	Percentage of Current Distribution
Net Investment Income	$—	0.0%	$0.003	0.3%
Net Realized Short-Term Capital Gains	0.079	52.6%	0.512	56.9%
Net Realized Long-Term Capital Gains	0.071	47.4%	0.238	26.5%
Return of Capital (or other Capital Source)	—	0.0%	0.147	16.3%

Total Distribution	$0.150	100.0%	$0.900	100.0%

(1)	Fiscal year started February 1, 2024.

Information regarding the Fund’s performance and distribution rates is set forth below. Please note that all performance figures are based on the Fund’s net asset value (NAV) and not the market price of the Fund’s shares. Performance figures are not meant to represent individual shareholder performance.

June 28, 2024
Average Annual Total Return on NAV for the 5-year period (2)	13.60%
Annualized Current Distribution Rate (3)	8.18%
Fiscal YTD Cumulative Total Return on NAV (4)	10.57%
Fiscal YTD Cumulative Distribution Rate (5)	3.41%

(2)

Average Annual Total Return on NAV is the annual compound return for the five-year period. It reflects the change in the Fund’s NAV and reinvestment of all distributions. AIO incepted October 31, 2019, and thus returns represent inception to date returns.

(3)	Annualized Current Distribution Rate is the current distribution rate annualized as a percentage of the Fund’s NAV at month end.
(4)

Fiscal YTD Cumulative Total Return on NAV is the percentage change in the Fund’s NAV from the first day of the fiscal year to this month end, including distributions paid and assuming reinvestment of those distributions.

(5)	Fiscal YTD Cumulative Distribution Rate is the dollar value of distributions from the first day of the fiscal year to this month end as a percentage of the Fund’s NAV at month end.

Virtus Artificial Intelligence & Technology Opportunities Fund - 2

Under the terms of its Managed Distribution Plan, the Fund will seek to maintain a consistent distribution level that may be paid, in part or in full, from net investment income and realized capital gains, or a combination thereof. Shareholders should note, however, that if the Fund’s aggregate net investment income and net realized capital gains are less than the amount of the distribution level, the difference will be distributed from the Fund’s assets and will constitute a return of the shareholder’s capital. You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Managed Distribution Plan.

The Fund estimates that it has distributed more than its income and capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’.

The amounts and sources of distributions reported in this notice are estimates only and are not being provided for tax reporting purposes. The actual amounts and sources of the distributions for tax purposes will depend on the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund or your broker will send you a Form 1099-DIV for the calendar year that will tell you what distributions to report for federal income tax purposes.

For more information on Virtus Artificial Intelligence & Technology Opportunities Fund, contact shareholder services at (866) 270-7788, by email at closedendfunds@virtus.com, or through the Closed-End Funds section of virtus.com.

Cusip: 92838Y100

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